SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

CERADYNE, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

3169 Redhill Avenue

Costa Mesa, California 92626

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2004

The Annual Meeting of Stockholders of Ceradyne, Inc., a Delaware corporation (the “Company”) will be held at the Radisson Hotel, 4545 MacArthur Blvd., Newport Beach, CA 92660, on Monday, May 24, 2004, at 10:00 a.m. local time, for the following purposes, all as set forth in the attached Proxy Statement.

1.	To elect six directors to serve until the next annual meeting of stockholders and until their successors are elected and have qualified.

2.	To approve an amendment to our Certificate of Incorporation which will increase the number of shares of common stock the Company is authorized to issue from 18,000,000 to 40,000,000.

3.	To transact such other business as may properly come before the meeting and any adjournment thereof.

The Board of Directors intends to present for election as directors the nominees named in the accompanying Proxy Statement, whose names are incorporated herein by reference.

In accordance with the Bylaws of the Company, the Board of Directors has fixed the close of business on April 16, 2004 as the record date for the determination of stockholders entitled to vote at the Annual Meeting and to receive notice thereof. For ten days prior to the meeting a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose germane to the meeting, during ordinary business hours at our principal offices located at 3169 Redhill Avenue, Costa Mesa, California 92626.

Stockholders are cordially invited to attend the meeting in person. However, even if you do plan to attend the meeting, please complete, sign and date the enclosed proxy card and return it without delay in the enclosed postage paid envelope. If you do attend the meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

Jerrold J. Pellizzon

Chief Financial Officer and Corporate Secretary

Costa Mesa, California

April 23, 2004

3169 Redhill Avenue

Costa Mesa, California 92626

ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 24, 2004

This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy on behalf of the Board of Directors of Ceradyne, Inc., a Delaware corporation (the “Company”), for use at the Annual Meeting of Stockholders of the Company to be held on Monday, May 24, 2004, and at any adjournments thereof. It is anticipated that this Proxy Statement and the enclosed form of proxy will be first mailed to stockholders on or about April 23, 2004.

The purpose of the meeting and the matters to be acted upon are set forth in the foregoing attached Notice of Annual Meeting. As of the date of this statement, the Board of Directors knows of no other business which will be presented for consideration at the meeting. However, if any other matters properly come before the meeting, the persons named as proxies will vote on them in accordance with their best judgment.

Stockholders are requested to date, sign and return the enclosed proxy to make certain that their shares will be voted at the meeting. Any proxy given may be revoked by the stockholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with him a proxy bearing a later date, or by attendance at the meeting and voting in person. All proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, proxies will be voted FOR the election as directors of the six nominees below, and FOR approval of Proposal 2.

VOTING SHARES AND VOTING RIGHTS

The close of business on April 16, 2004 has been fixed as the record date for stockholders entitled to notice of and to vote at the meeting. As of that date, there were 15,947,746 shares of common stock of the Company outstanding and entitled to vote, the holders of which are entitled to one vote per share. All share numbers in this Proxy Statement have been adjusted to reflect the 3-for-2 stock split in the form of a 50% stock dividend, which became effective on April 7, 2004. The presence at the meeting, in person or by proxy, of a majority of the outstanding shares of common stock is necessary to constitute a quorum for the transaction of business.

In the election of directors, a stockholder may cumulate his or her votes for one or more candidates, but only if such candidate’s or candidates’ names have been placed in nomination prior to the voting and the stockholder has given notice at the meeting, prior to the voting, of his or her intention to cumulate votes. If any one stockholder has given such notice, all stockholders may cumulate their votes for the candidates in nomination. Management is hereby soliciting discretionary authority to cumulate votes represented by proxies if cumulative voting is invoked. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected, which votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the stockholder thinks fit. The six candidates receiving the highest number of affirmative votes will be elected. If no such notice is given, there will be no cumulative voting, which means a simple majority of the shares voting may elect all of the directors.

Proxies marked “withheld” as to any director and broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business. However, proxies marked

“withheld” and broker non-votes have no legal effect on the election of directors under Delaware law. Proxies marked “abstain” as to a particular proposal will be counted in the tabulation of the votes cast, and will have the same effect as a vote “against” that proposal. Because Proposal 2 requires the affirmative vote of a majority of all shares outstanding as of the record date, broker non-votes as to Proposal 2 will have the same effect as a vote “against” that proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information regarding the beneficial ownership of our common stock as of April 8, 2004, for:

•	each person (or group of affiliated persons) who is known by us to beneficially own more than 5.0% of our common stock;

•	each of our directors and nominees for election to the Board;

•	each of our executive officers named in the Summary Compensation Table; and

•	all of our current directors and executive officers as a group.

Except as otherwise noted, the address of each person listed in the table is c/o Ceradyne, Inc., 3169 Redhill Avenue, Costa Mesa, California 92626. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. To our knowledge, except under applicable community property laws or as otherwise indicated, the persons named in the table have sole voting and sole investment control with respect to all shares beneficially owned. The applicable percentage ownership for each stockholder is based on 15,947,596 shares of common stock outstanding as of April 8, 2004, together with all shares of common stock subject to options exercisable within 60 days following April 8, 2004 for that stockholder. Shares of common stock issuable upon exercise of options and other rights beneficially owned are deemed outstanding for the purpose of computing the percentage ownership of the person holding these options and other rights, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address	Common Shares Owned		Options Exercisable Within 60 Days	Beneficial Ownership(1)
				Number	Percent
Joel P. Moskowitz	1,139,565		112,500	1,252,065	7.8%
George A. Needham	952,500	(2)	—	952,500	6.0
445 Park Avenue
New York, NY 10022
Needham Investment Management LLC 445 Park Avenue New York, NY 10022	438,451	(3)	—	438,451	2.8
David P. Reed	1,722		56,250	57,972	*
Jerrold J. Pellizzon	—		18,000	18,000	*
Frank Edelstein	27,600		55,500	83,100	*
Milton L. Lohr	—		55,500	55,500	*
Richard A. Alliegro	—		18,000	18,000	*
Wilford D. Godbold, Jr.	1,500		30,000	31,500	*
Earl E. Conabee	—		5,100	5,100	*
Eduard Bagdasarian	—		30,000	30,000	*
Jeff Waldal	1,320		1,500	2,820	*
All executive officers and directors as a group (11 persons)	1,171,707		383,250	1,554,957	9.5%

*	Less than 1% of shares of common stock outstanding.

(1)	This table is based upon information supplied by the executive officers, directors and beneficial stockholders.

(2)	Based on information contained in a statement on Schedule 13D dated January 17, 2003, as filed with the Securities and Exchange Commission, all shares are beneficially owned by Mr. Needham by virtue of his position as Managing General Partner or Manager of the investment partnerships that hold these shares. Mr. Needham is affiliated with Needham & Company, Inc.

(3)	Based on information contained in a statement on Schedule 13G dated January 16, 2003, as filed with the Securities and Exchange Commission, all shares are beneficially owned by Needham Investment Management LLC by virtue of its position as investment adviser to various Needham Funds. Needham Investment Management LLC is affiliated with Needham & Company, Inc.

ELECTION OF DIRECTORS

(Proposal 1)

In accordance with the bylaws of the Company, the number of directors constituting the Board of Directors is currently fixed at six. All six directors are to be elected at the 2004 Annual Meeting and will hold office until the 2005 Annual Meeting and until their respective successors are elected and have qualified. It is intended that the persons named in the enclosed proxy will, unless such authority is withheld, vote for the election of the six nominees named below. In the event that any of them should become unavailable prior to the Annual Meeting, the proxy will be voted for a substitute nominee or nominees designated by the Board of Directors, or the number of directors may be reduced accordingly. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them according to the cumulative voting rules to assure the election of as many of the nominees listed below as possible. In such event, the specific nominees to be voted for will be determined by the proxy holders. All of the nominees named below have consented to being named herein and to serve if elected.

Set forth below are the names and ages of the nominees for election to the Board of Directors, the present position with the Company of each nominee, the year each nominee was first elected a director of the Company, the principal occupation of each nominee, directorships held with other public companies, and additional biographical data. The beneficial ownership of the Company’s common stock by each of the nominees as of April 8, 2004 is set forth in the table under “Security Ownership of Certain Beneficial Owners and Management” above.

Name	Age	Present Position with the Company	Year First Elected Director
Joel P. Moskowitz	65	Chairman of the Board, President and Chief Executive Officer	1967
Richard A. Alliegro	74	Director	1992
Eduard Bagdasarian	39	Director	2002
Frank Edelstein	78	Director	1984
Wilford D. Godbold, Jr	66	Director	2000
Milton L. Lohr	79	Director	1986

Joel P. Moskowitz co-founded the Company’s predecessor in 1967. He served as President of the Company from 1974 until January 1987, and from September 1987 to the present. Mr. Moskowitz also serves as Chairman of the Board and Chief Executive Officer of the Company, which positions he has held since 1983. Mr. Moskowitz currently serves on the Board of Trustees of Alfred University. Mr. Moskowitz obtained a B.S. in Ceramic Engineering from Alfred University in 1961 and an M.B.A. from the University of Southern California in 1966.

Richard A. Alliegro has served on the Board of Directors of the Company since 1992. Mr. Alliegro retired from Norton Company in 1990 after 33 years, where his last position was Vice President, Refractories and Wear, for Norton’s Advanced Ceramics operation. He served as President of Lanxide Manufacturing Co., a subsidiary of Lanxide Corporation, from May 1990 to February 1993. Mr. Alliegro currently is the owner of AllTec Consulting, Inc., a ceramic technology consulting firm. Mr. Alliegro obtained B.S. and M.S. degrees in Ceramic Engineering from Alfred University in 1951 and 1952, respectively, and serves as a member of the Board of Trustees of that university.

Eduard Bagdasarian has served on the Board of Directors of the Company since 2002. He is Managing Director and Chief Operating Officer of the investment-banking firm of Barrington Associates, where he has been employed since 1989. Mr. Bagdasarian chairs Barrington Associates’ Executive Committee and serves on its Board of Directors. Mr. Bagdasarian is a registered General and Financial Principal with the NASD. He obtained a B.A. degree in Business/Economics from UCLA in 1987.

Frank Edelstein has served on the Board of Directors of the Company since 1984. Mr. Edelstein has been a Vice President of StoneCreek Capital, Inc., an investment banking firm, since November 1986. From 1979 to November 1986, he was Chairman of the Board of International Central Bank & Trust Company, which was acquired by Continental Insurance Co. in July 1983. Mr. Edelstein is currently a director of Arkansas Best Corp. and IHOP Corp. He obtained a B.A. degree in Mathematics and Economics from NYU in 1948.

Wilford D. Godbold, Jr. has been a member of the Board of Directors of the Company since 2000. Mr. Godbold is currently a private investor. From 1982 to 1998, Mr. Godbold was employed by Zero Corporation, a manufacturer of packaging systems for the electronics industry, where he served as President and Chief Executive Officer from 1984 to 1998. From 1966 to 1982, he was engaged in the private practice of law with Gibson Dunn & Crutcher, specializing in mergers and acquisitions, corporate finance and general corporate law. Mr. Godbold holds an A.B. degree in Political Science from Stanford University, and obtained a J.D. from UCLA Law School in 1966. Mr. Godbold is a director of Sempra Energy and K2, Inc.

Milton L. Lohr served as a director of the Company from 1986 until October 1988, when he resigned to accept a position as Deputy Undersecretary of Defense for Acquisition. He held that position until May 1989 and was re-elected as a director of the Company in July 1989. He served as the first Deputy Undersecretary for Acquisition in both the Reagan and George Bush, Sr. administrations, with responsibility to assist in overseeing the Department of Defense’s major acquisition programs as well as exercising oversight of international programs. He also served as U.S. Acquisition Representative to NATO and on the Four Power Group with members from the U.K., France and Germany. Mr. Lohr is currently a private investor and consultant. He served three years on California’s Defense Conversion Council and was associated with Defense Development Corporation and L.F. Global Investments, LLC, where his activities were all devoted to venture capital and serving on advisory boards and support groups of various medical groups. Mr. Lohr also held the position of Senior Vice President of Titan Systems, a research and development company, from 1986 to 1988. Mr. Lohr served from 1969 to 1983 as Executive Vice-President of Flight Systems, Inc., a firm engaged in aerospace and electronic warfare systems. Mr. Lohr has over thirty-five years experience in government positions and defense management. He served as a panel member of both the President’s Science Advisory Committee, the Defense Science Board, and as a member of the Army Science Board. Mr. Lohr obtained a B.E. degree in Engineering from USC in 1949 and a M.S. degree from UCLA in 1964.

INFORMATION REGARDING THE BOARD AND ITS COMMITTEES

Board Committees and Meetings

Our Board of Directors held seven meetings during 2003. Each incumbent director attended at least 75% of the aggregate of all meetings of the Board of Directors and the committees of the Board, if any, on which he served during 2003. Although we have no formal policy requiring director attendance at annual meetings of stockholders, we schedule the annual meeting for a date that is convenient for all directors to attend. All incumbent directors attended the 2003 annual meeting of stockholders. Our Board has determined that the following five directors satisfy the current “independent director” standards established by rules of The Nasdaq Stock Market, Inc. (“Nasdaq”): Richard A. Alliegro, Eduard Bagdasarian, Frank Edelstein, Wilford D. Godbold, Jr. and Milton L. Lohr. There are no family relationships among any of the directors or executive officers of the Company. The independent directors meet in executive session on a regular basis without any management directors or employees present.

Our Board has four standing committees: Audit Committee, Compensation Committee, Stock Option Committee and Nominating Committee.

The Audit Committee is comprised of Wilford D. Godbold, Jr., as chairperson, Eduard Bagdasarian, Frank Edelstein and Milton L. Lohr. All members of the Audit Committee are non-employee directors and satisfy the current Nasdaq standards applicable to audit committee members with respect to independence, financial expertise and experience. Our Board of Directors has determined that Mr. Godbold meets the Securities and Exchange Commission’s definition of “audit committee financial expert.” The Audit Committee has a written charter that specifies its responsibilities, which include oversight of the financial reporting process and system of internal accounting controls of the Company, and appointment and oversight of the independent public accountants engaged to audit the Company’s financial statements. Our Board of Directors, upon the recommendation of the Audit Committee, approved a revised charter in response to new audit committee requirements established by rules of the Securities and Exchange Commission and Nasdaq. A copy of our revised Audit Committee Charter is attached as Exhibit A to this proxy statement. The Audit Committee held eight meetings during 2003. To ensure independence, the Audit Committee also meets separately with our independent public accountants and members of management.

The Compensation Committee is comprised of Frank Edelstein, as chairperson, Richard A. Alliegro, Wilford D. Godbold, Jr. and Milton L. Lohr. The Compensation Committee reviews and makes recommendations to the Board regarding the salaries and bonuses of our executive officers. The Compensation Committee held one meeting during 2003.

The Stock Option Committee is comprised of Joel P. Moskowitz, as chairperson, and Milton L. Lohr. This committee administers the Company’s 1994 Stock Incentive Plan, 2003 Stock Incentive Plan, and the 1995 Employee Stock Purchase Plan. The Stock Option Committee held one meeting during 2003.

The Nominating Committee is comprised of Richard A. Alliegro, Frank Edelstein and Milton L. Lohr. The Nominating Committee held one meeting during 2003. The Nominating Committee has the authority to designate the persons to be nominated by the Board for election as directors at each annual meeting of the stockholders of the Company, and to fill vacancies on the Board occurring between annual meetings. The committee does not have a written charter, and no specific minimum qualifications for director nominees have been established. In general, however, persons considered for nomination to the Board must have demonstrated outstanding achievement, integrity and judgment and such other skills and experience as will enhance the Board’s ability to serve the long-term interests of the Company and our stockholders, and must be willing and able to devote the necessary time for Board service. To comply with regulatory requirements, a majority of Board members must qualify as independent directors under Nasdaq rules, and at least one Board member must qualify as an “audit committee financial expert” under SEC rules. The committee considers potential candidates recommended by current directors, company officers, employees and others, although no procedure has been established for stockholders to recommend candidates to be considered as director nominees.

Stockholder Communications with the Board

Stockholders wishing to communicate with the Board of Directors or with an individual Board member concerning the Company may do so by writing to the Board or to the particular Board member, and mailing the correspondence to: Attention: Corporate Secretary, Ceradyne, Inc., 3169 Redhill Avenue, Costa Mesa, California 92626. The envelope should indicate that it contains a stockholder communication. All such stockholder communications will be forwarded to the director or directors to whom the communications are addressed.

Compensation of Directors

Non-employee directors are paid fees for their services on the Board of Directors in such amounts as are determined from time to time by the Board. Through June 2003, each non-employee director received a fee of $6,000 per year plus $1,000 for each Board meeting attended. Effective July 2003, the retainer for non-employee directors was increased to $8,000 per year (pro-rated for the balance of 2003), the fee for attendance at Board meetings was left unchanged at $1,000, members of Board committees will now receive a fee of $500 per meeting if not held in conjunction with a full Board meeting and the meeting is either lengthy or requires significant preparation, and the Chairman of the Audit Committee will receive an additional fee of $2,000 per year.

In addition, non-employee directors receive stock options from time-to-time under Ceradyne’s stock option plans. During 2003, options to purchase 5,000 shares were granted to each of Messrs. Alliegro, Edelstein and Lohr. Each option vests in full six months after the date of the grant, has a term of 10 years, and an exercise price equal to the fair market value of the common stock on the date of the grant.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

(Proposal 2)

The Company’s Certificate of Incorporation currently authorizes the issuance of up to 18,000,000 shares of common stock. On March 9, 2004, our Board of Directors unanimously approved, subject to stockholder approval, an amendment to the Certificate of Incorporation to increase the authorized number of shares of common stock to 40,000,000.

As of April 16, 2004, there were 15,947,746 shares of our common stock issued and outstanding, and an additional approximately 1,920,000 shares of common stock were reserved for issuance under the Company’s stock option plans, employee stock purchase plan and 401(k) plan. Currently there are only approximately 132,000 shares of common stock available for other purposes. The foregoing numbers of shares reflect the 3-for-2 split of our common stock in the form of a 50% stock dividend, which became effective on April 7, 2004.

At the Annual Meeting, the stockholders of the Company will be asked to approve this proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 18,000,000 to 40,000,000. If the stockholders approve this proposal, Article 4 of the Company’s Certificate of Incorporation will be amended to read in its entirety as follows:

Article 4 – Authorized Capital

The total number of shares of capital stock which this Corporation has the authority to issue is 40,000,000. All such shares are of one class and are Common Stock, $0.01 par value per share.

Reasons for the Amendment

The Company’s reserve of authorized but unissued shares of common stock has been substantially depleted over the years as a result of stock offerings, acquisitions, the granting of stock options, the issuance of shares under employee benefit plans, and the recent 3-for-2 stock split in the form of a 50% stock dividend. The Board of Directors believes it is prudent and advisable to increase the authorized number of shares of common stock in order to provide a sufficient number of available shares to meet future business needs as they arise, such as additional stock offerings, acquisitions, stock splits, stock dividends and compensation plans. There are currently no arrangements, agreements or understandings for the issuance or use of the additional shares of common stock to be authorized by this amendment to our Certificate of Incorporation.

The additional shares of common stock for which authorization is sought will be identical to the Company’s existing authorized shares of common stock. Holders of common stock do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of capital stock by the Company.

If this proposal is approved, the increased number of authorized shares of common stock will be available for issuance from time to time for such purposes and consideration as the Board of Directors may approve, and no further vote of stockholders of the Company will be required, except as provided under Delaware law or under applicable stock exchange or stock market rules. The availability of additional shares will provide the Company with flexibility to issue shares to meet future business needs as they arise, without the delay and expense of obtaining stockholder approval at a special meeting.

Possible Effects of the Proposed Amendment to the Certificate of Incorporation

The issuance of additional shares of common stock could have a dilutive effect on a stockholder’s voting power. Although an increase in the authorized shares of common stock could, under certain circumstances, also be construed as having an anti-takeover effect (for example, by diluting the stock ownership of a person seeking to effect a change in the composition of the Board of Directors or contemplating a tender offer or other transaction for the combination with another company), the Company is not proposing to amend the Certificate of Incorporation in response to any effort to accumulate stock or to obtain control of the Company by means of a merger, tender offer, or solicitation in opposition to management. Furthermore, the Board of Directors does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company.

Vote Required For Approval of Amendment to Certificate of Incorporation

Approval of this proposal to amend the Company’s Certificate of Incorporation requires the affirmative vote of the holders of a majority of the shares of common stock issued and outstanding as of the record date for the Annual Meeting. Both abstentions and broker non-votes are not affirmative votes and, therefore, will have the same effect as votes against this proposal.

Recommendation of Board Directors

The Board of Directors has determined that the proposed increase in the number of authorized shares of common stock is in the best interests of the Company and its stockholders.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” APPROVAL OF THIS PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows certain information concerning the compensation of our Chief Executive Officer and the four other most highly compensated executive officers of Ceradyne whose aggregate compensation for services in all capacities rendered during the year ended December 31, 2003 exceed $100,000 (collectively, the “Named Executive Officers”):

Long Term Compensation
	Annual Compensation			Securities Underlying Options (# of Shares)(2)
Name and Principal Position	Year	Salary	Bonus
Joel P. Moskowitz Chairman of the Board, Chief Executive Officer and President	2003 2002 2001	$321,154 296,462 274,923	$182,244 41,827 48,915	37,500 — 75,000

David P. Reed Vice President	2003 2002 2001	177,699 163,947 151,846	176,642 41,377 41,985	7,500 15,000 7,500

Jerrold J. Pellizzon(1) Vice President and Chief Financial Officer	2003 2002	168,461 40,000	101,122 17,398	7,500 90,000

Earl E. Conabee Vice President	2003 2002 2001	124,000 119,040 118,540	3,591 — —	3,750 — 3,750

Jeff Waldal Vice President	2003 2002 2001	93,596 83,000 82,712	14,060 20,196 41,999	3,750 7,500 3,000

(1)	Mr. Pellizzon’s employment with Ceradyne commenced in September 2002.

(2)	Share amounts have been adjusted to reflect the 3-for-2 stock split effective April 7, 2004.

Option Grants in Last Fiscal Year

The following table sets forth certain information concerning grants of options to each of the Named Executive Officers during the year ended December 31, 2003. In addition, in accordance with the rules and regulations of the Securities and Exchange Commission, the following table sets forth the hypothetical gains or “option spreads” that would exist for the options. Such gains are based on assumed rates of annual compound stock appreciation of 5% and 10% from the date on which the options were granted over the full term of the options. The rates do not represent Ceradyne’s estimate or projection of future common stock prices, and no assurance can be given that any appreciation will occur or that the rates of annual compound stock appreciation assumed for the purposes of the following table will be achieved.

Name	Options Granted (# of Shares)(1)(3)	Percent of Total Options Granted to Employees in Fiscal Year	Exercise Price ($/Share)(3)	Expiration Date	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
					5% ($)	10% ($)
Joel P. Moskowitz	37,500	22.5%	$15.80	Sept. 9, 2013	$372,620	$944,292
David P. Reed	7,500	4.5%	$15.80	Sept. 9, 2013	$74,524	$188,858
Jerrold J. Pellizzon	7,500	4.5%	$15.80	Sept. 9, 2013	$74,524	$188,858
Earl E. Conabee	3,750	2.3%	$15.80	Sept. 9, 2013	$37,262	$94,429
Jeff Waldal	3,750	2.3%	$15.80	Sept. 9, 2013	$37,262	$94,429

(1)	The per share exercise price of all options granted is the fair market value of Ceradyne’s common stock on the date of the grant. Options have a term of 10 years and generally become exercisable in five equal installments, each of which vests at the end of each year after the grant date. Mr. Moskowitz’ option became fully vested six months after the date of grant.

(2)	The potential realizable value is calculated from the exercise price per share, assuming the market price of Ceradyne’s common stock appreciates in value at the stated percentage rate from the date of grant to the expiration date. Actual gains, if any, are dependent on the future market price of the common stock.

(3)	Share amounts and price per share have been adjusted to reflect the 3-for-2 stock split effective April 7, 2004.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

The following table sets forth certain information regarding option exercises during the year ended December 31, 2003 by the Named Executive Officers, the number of shares covered by both exercisable and unexercisable options as of December 31, 2003 and the value of unexercised in-the-money options held by the Named Executive Officers as of December 31, 2003:

Name	Number of Shares Acquired on Exercise(3)	Value Realized(2)	Number of Securities Underlying Unexercised Options At Fiscal Year End		Value of Unexercised In-the-Money Options at Fiscal Year End(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Joel P. Moskowitz	—	—	75,000	37,500	$1,368,000	$259,000
David P. Reed	53,250	$1,024,837	56,250	30,000	$1,102,476	$499,739
Jerrold J. Pellizzon	—	—	18,000	79,500	$350,400	$1,453,400
Earl E. Conabee	—	—	5,000	7,200	$95,654	$88,188
Jeff Waldal	24,600	$369,316	1,500	13,650	$27,100	$209,885

(1)	Based upon the closing price of the common stock on December 31, 2003, as reported by the NASDAQ National Market ($22.71 per share).

(2)	Represents the closing sale price of the common stock on the date of exercise, less the exercise price per share, multiplied by the number of shares acquired.

(3)	Share amounts and price per share have been adjusted to reflect the 3-for-2 stock split effective April 7, 2004.

Additional Equity Compensation Plan Information

The following table provides additional information regarding Ceradyne’s equity compensation plans as of December 31, 2003.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(3)	Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column(a))(3)
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	878,400	$5.87	583,500
Equity compensation plans not approved by security holders	—	—	—
Employee Stock Purchase Plan(2)	N/A	N/A	75,466

Totals	878,400	5.87	658,966

(1)	Includes shares subject to stock options outstanding under our 1994 Stock Incentive Plan and 2003 Stock Incentive Plan, and shares available for additional option grants under the 2003 plan, as of December 31, 2003.

(2)	Includes shares available for issuance under our 1995 employee Stock Purchase Plan as of December 31, 2003.

(3)	Share amounts and price per share have been adjusted to reflect the 3-for-2 stock split effective April 7, 2004.

Report of the Compensation and Stock Option Committees of the Board of Directors

on Executive Compensation

The following Report on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

The Compensation Committee. The Compensation Committee of the Board of Directors is composed of four non-employee directors who satisfy the current independence standards established by Nasdaq. The Compensation Committee reviews compensation programs and policies, monitors the performance and compensation of executive officers, and other key employees and makes appropriate recommendations and reports to the Board of Directors. Executive compensation decisions made by the Compensation Committee are reviewed by the entire Board of Directors. Decisions regarding awards under the Company’s stock option plans are administered by the Stock Option Committee.

Compensation Policies. The Company maintains a compensation program designed to attract and retain highly qualified executives and to motivate management. The Company’s compensation philosophy, as reflected in its compensation and benefit arrangements, is that an executive’s “at risk” compensation should be tied directly to his or her contribution to the Company’s success in achieving performance objectives and that compensation incentives should align executive officers’ and shareholders’ interests.

The Company’s executive compensation program consists of three main components: (1) base salary, (2) bonus, and (3) long-term incentives in the form of stock options. Bonuses and stock options constitute the “at risk” portion of the compensation program. The compensation of executive officers for 2003 reflected the Compensation Committee’s commitment to coordinating pay with Company and individual performance. In establishing specific compensation levels for the executive officers in 2003, the Compensation Committee considered information provided by the Company’s Chief Executive Officer, Mr. Joel P. Moskowitz.

At the present time, none of the compensation payable to the executive officers is subject to limitation under Section 162(m) of the Internal Revenue Code (which limits the deductibility of compensation of $1 million per executive, per year).

Salaries. The general policy of the Compensation Committee is to establish executive base salaries that are (i) competitive and consistent with those provided to others holding similar positions in industry, and (ii) consistent with each executive’s actual and expected contributions to the Company’s short-term and long-term success. The Board of Directors, acting on the Compensation Committee’s recommendation, increased Mr. Moskowitz’s base salary in 2003. The increase reflected the Compensation Committee’s and the Board of Directors’ assessment of his performance in light of the Company’s performance in the prior fiscal year as compared to its annual budget as approved by the Board of Directors. Salary increases for the other senior executives effected during 2003 were based on similar considerations including individual performance and position tenure.

Bonus Awards. Bonuses paid to executive officers are based primarily on a targeted percentage of net income before taxes, and in part on discretionary factors determined by the Compensation Committee based on the individual performance of each executive.

Stock Options. Stock options are periodically granted to executive officers and other key employees under the Company’s stock option plans. The plans are administered by the Stock Option Committee of the Board of Directors, which consists of the Chief Executive Officer and one other director. Stock options are viewed as a form of long-term compensation and are intended to enable the Company to obtain and retain competent personnel who will contribute to the Company’s success by their ability, ingenuity and industry and to provide incentives to the participating officers and other key employees that are linked directly to increases in stockholder value and should, therefore, inure to the benefit of the stockholders. In determining the size of each stock option grant, the Stock Option Committee evaluates several factors, including primarily the executive’s actual and potential contributions to the Company’s long-term success, and, to a lesser extent, the amount of options currently held by the executive for whom an option grant is being considered. Stock options are granted at the fair market value of the Company’s stock on the date of grant and generally vest over a period of five years. However, the option for 37,500 shares granted to Mr. Moskowitz on September 9, 2003, vested in full six months after the date of grant.

Members of the Compensation Committee		Members of the Stock Option Committee

Richard A. Alliegro	Wilford D. Godbold, Jr.	Joel P. Moskowitz*	Milton L. Lohr
Frank Edelstein*	Milton L. Lohr

*	Chairperson

Compensation Committee Interlocks and Insider Participation

Our Board of Directors has established Compensation and Stock Option Committees. The Compensation Committee’s function is to review and make recommendations to the Board regarding executive officers’ compensation. This committee is composed of Messrs. Alliegro, Edelstein, Godbold and Lohr. The Stock Option Committee administers our stock option plans and approves stock option grants to employees, including executive officers. This committee is composed of Messrs. Moskowitz and Lohr. No member of the Compensation Committee or of the Stock Option Committee is, or ever has been, an employee or officer of the Company except for Joel P. Moskowtiz, who is the Chairman, Chief Executive Officer and President of the Company. No executive officer of the Company serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors, Compensation Committee or Stock Option Committee.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Ceradyne’s directors and executive officers, and persons who own more than ten percent of Ceradyne’s common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish Ceradyne with copies of all Section 16(a) forms they file.

To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us and written representations that no other reports were required during the fiscal year ended December 31, 2003, our officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements except as follows: Richard A. Alliegro filed one late Form 4, reporting late one transaction involving the grant of stock options to him. Earl E. Conabee filed two late Form 4’s, reporting late a total of three transactions. One transaction involved the grant of stock options to him and the other two transactions involved the sale of common stock. Frank Edelstein filed two late Form 4’s, each reporting late one transaction. One transaction involved a bona fide gift of common stock and one transaction involved the grant of stock options to him. Bruce Lockhart filed one late Form 4, reporting late one transaction involving the grant of stock options to him. Milton L. Lohr filed one late Form 4, reporting late one transaction involving the grant of stock options to him. Joel P. Moskowitz filed two late Form 4’s, reporting late a total of three transactions. One transaction involved the grant of stock options to him, and two transactions involved the sale of common stock. Jerrold J. Pellizzon filed one late Form 4, reporting late one transaction involving the grant of stock options to him. David P. Reed filed two late Form 4’s, reporting late a total of three transactions. One transaction involved the grant of stock options to him, one transaction involved the exercise of stock options and one transaction involved the sale of common stock. Jeff Waldal filed one late Form 4, reporting late one transaction involving the grant of stock options to him.

COMPANY STOCK PERFORMANCE GRAPH

The following graph shows a comparison of the cumulative total return to stockholders of the Company, the Nasdaq Stock Market (U.S. Companies), and the Nasdaq stocks (SIC 3200-3299 U.S. Companies, stone, clay, glass and concrete products) from December 31, 1998 to December 31, 2003:

Comparison of Five Year Cumulative Total Returns

Performance Graph for Ceradyne, Inc.

Assumes Initial Investment of $100

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following Report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filings under the Securities Act of 1933 or under the Securities Act of 1934, except to the extent we specifically incorporate this Report by reference.

The Audit Committee of the Board is composed of four non-employee directors and operates under a written charter adopted by the Board. The current members of the Audit Committee are Wilford D. Godbold, Jr., Eduard Bagdasarian, Frank Edelstein and Milton L. Lohr. In the judgment of the Board of Directors, the members of the Audit Committee satisfy the current Nasdaq requirements applicable to audit committee members with respect to independence, financial expertise and experience. Our Board also has determined that Mr. Godbold is an “audit committee financial expert,” as defined by SEC rules. The Audit Committee held eight meetings during 2003.

The Audit Committee reports to the Board and is responsible for overseeing and monitoring financial accounting and reporting, the system of internal controls established by management and the audit process of the Company. The Audit Committee Charter adopted by the Board sets forth the responsibility, authority and specific duties of the Audit Committee. A copy of the charter is attached as Exhibit A to this proxy statement.

In discharging its oversight responsibility, the Audit Committee has met and held discussions with management and PricewaterhouseCoopers LLP, the independent auditors for the Company for the year ended December 31, 2003. Management represented to the Audit Committee that all consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees).

The Audit Committee also obtained from the independent auditors a formal written statement describing all relationships between the Company and the auditors that bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee). The Audit Committee discussed with the independent auditors any relationships that may impact on the firm’s objectivity and independence and satisfied itself as to the auditors’ independence.

Based on these discussions and reviews, the Audit Committee recommended that the Board of Directors approve the inclusion of the Company’s audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Management is responsible for the Company’s financial reporting process, including its system of internal controls, and for the preparation of consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not employees of the Company and we may not be, and we may not represent ourselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditors included in their report on the Company’s financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with management and the independent auditors do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that our Company’s independent accountants are, in fact, “independent.”

Respectfully submitted by the members of the Audit Committee of the Board of Directors.

Wilford D. Godbold, Jr. (Chairperson)

Eduard Bagdasarian

Frank Edelstein

Milton L. Lohr

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP audited the Company’s financial statements for the years ended December 31, 2002 and 2003. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions and will be given an opportunity to make a statement if they so desire.

Fees Paid to Independent Auditors

The aggregate fees billed by PricewaterhouseCoopers LLP for professional services rendered during 2002 and 2003 were comprised of the following:

	2003	2002
Audit fees	$211,000	$109,000
Audit-related fees	—	9,000
Tax fees	114,000	58,000
All other fees	—	—

Total fees	$325,000	$176,000

Audit fees include fees for professional services rendered in connection with the audit of our consolidated financial statements for each year and reviews of our unaudited consolidated quarterly financial statements, as well as fees related to consents and reports in connection with regulatory filings for those fiscal years. Audit fees for 2003 also include services rendered in providing a comfort letter in connection with our July 2003 public offering of common stock.

Audit-related fees in 2002 were primarily for professional services rendered in connection with the audit of the Company’s 401(k) plan. PricewaterhouseCoopers LLP did not render any audit-related services for us in 2003.

Tax fees related primarily to tax compliance and advisory services, and the preparation of federal and state tax returns for each year. Tax fees for 2003 also include professional services rendered in connection with determining the availability of research and development tax credits.

All of the professional services rendered by PricewaterhouseCoopers LLP during 2003 were pre-approved by the Audit Committee of our Board of Directors in accordance with applicable SEC rules.

GENERAL

Stockholder Proposals and Advance Notice Procedures

The federal proxy rules (SEC Rule 14a-8) specify the requirements for inclusion of stockholder proposals in the Company’s Proxy Statement for the Annual Meeting of Stockholders. Stockholders who wish to have proposals included in the Company’s Proxy Statement for action at the 2005 Annual Meeting must submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement so that they are received by the Secretary no later than December 24, 2004, and must also comply with the other requirements set forth in SEC Rule 14a-8.

If a stockholder desires to bring business before the meeting which is not the subject of a proposal properly submitted in accordance with SEC Rule 14a-8, the stockholder must follow procedures outlined in the Company’s Bylaws. The Bylaws provide that a stockholder entitled to vote at the meeting may make nominations for the election of directors or may propose that other business be brought before the meeting only if

(a) such nominations or proposals are included in the Company’s Proxy Statement or otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (b) the stockholder has delivered written notice to the Company (containing certain information specified in the Bylaws) not less than 60 days nor more than 90 days prior to the date of the meeting. However, if the Company has given less than 70 days advance notice or public disclosure of the date the meeting is to be held, written notice of a nomination or proposal to be submitted by a stockholder at the meeting will be timely if it has been received by the Company not later than the 10th business day following the date on which notice of the meeting is mailed or the meeting date is otherwise publicly disclosed.

A copy of the full text of the Bylaw provisions containing the advance notice procedures described above may be obtained upon written request to the Secretary of the Company.

Expenses of Solicitation

The cost of soliciting the enclosed form of proxy will be paid for by the Company. The Company has retained Georgeson Shareholder to aid in the solicitation of proxies. For these services, the Company will pay Georgeson Shareholder a fee of $6,500.00 and reimburse them for certain out-of-pocket disbursements and expenses. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, without additional compensation, also solicit proxies either personally or by telephone, telegram or special letter.

Jerrold J. Pellizzon

Chief Financial Officer and

Corporate Secretary

April 23, 2004

Exhibit A

CERADYNE, INC.

AUDIT COMMITTEE CHARTER

I. Overview

This Charter governs the operations and organization of the Audit Committee (the “Committee”) of Ceradyne, Inc. (the “Company”). The Committee is appointed by the Board of Directors of the Company to assist the Board in its oversight of:

•	The integrity and quality of the financial statements of the Company;

•	The qualifications, independence and performance of the Company’s independent auditors;

•	The adequacy and effectiveness of the Company’s accounting system, disclosure controls and system of internal controls; and

•	Compliance by the Company with legal and regulatory requirements.

The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditors engaged for the purpose of rendering an audit report on the financial statements of the Company or performing other audit, review or related services for the Company. The Committee’s responsibilities include resolution of any disagreements between management of the Company and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Committee.

In the course of performing these functions, the Committee shall report regularly to the Board of Directors and shall endeavor to maintain free and open means of communication between the members of the Committee, other members of the Board, the independent auditors and the financial and executive management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company and the authority to engage independent counsel and other advisers as it determines necessary to carry out its duties.

The Committee’s responsibilities are limited to oversight. Management of the Company is responsible for the Company’s financial statements, including the estimates and judgments on which they are based, as well as the Company’s financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditors are responsible for performing an audit of the Company’s annual financial statements, expressing an opinion as to the conformity of the annual financial statements with generally accepted accounting principles (“GAAP”) and reviewing the Company’s quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations.

II. Membership

The Committee shall consist of at least three members of the Board, each of whom shall be an “independent” director in accordance with the independence requirements set forth in the rules of the National Association of Securities Dealers, Inc. (“NASD”) governing companies listed on the Nasdaq Stock Market, and the independence requirements set forth in the rules and regulations promulgated by the Securities and Exchange Commission (“SEC”). The members of the Committee shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be “financially literate” (able to rend and understand financial statements at the time of appointment) as determined by the Board in its business judgment.

1

At least one member of the Committee shall be an “audit committee financial expert” as such term is defined from time-to-time in the rules and regulations promulgated by the SEC.

III. Committee Organization and Procedures

1.	The Board of Directors shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair or a majority of the members of the Committee present at the meeting) shall preside at all meetings of the Committee.

2.	The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

3.	The Committee shall meet as often as it determines is appropriate to carry out its responsibilities under this Charter, but not less frequently than quarterly. The Chair of the Committee, in consultation with the other Committee members, shall determine the frequency and length of the Committee meetings and shall set meeting agendas consistent with this Charter.

4.	The Committee may, in its discretion, include in its meetings members of the Company’s financial and executive management, representatives of the independent auditors, and other financial personnel employed or retained by the Company and other persons, provided that the Committee shall periodically meet with the independent auditors, and management in separate sessions in order to discuss issues warranting independent Committee attention.

5.	The Committee may, in its discretion, utilize the services of the Company’s regular corporate legal counsel with respect to legal matters or, at its discretion, retain such other legal counsel, accountants or other advisers if it determines that such counsel, accountants or other advisers are necessary or appropriate under the circumstances. The Committee may, in its discretion, conduct or authorize investigations into matters which the Committee determines are within the scope of its responsibilities. The Company shall provide for appropriate funding as determined by the Committee for the services of any independent auditors or legal, accounting or other advisers retained by the Committee.

6.	The Committee may delegate its authority to subcommittees or the Chair of the Committee when it deems appropriate and in the best interests of the Company.

IV. Authority and Responsibilities

In addition to any other responsibilities that may be assigned from time to time by the Board, the Committee is responsible for the following matters:

A. Independent Auditors

1.	The independent auditors shall be ultimately accountable to the Committee in connection with the audit of the Company’s financial statements and related services. The Committee has the sole authority to retain and terminate the independent auditors of the Company (subject, if applicable, to shareholder ratification), including sole authority to approve all audit engagement fees and terms and all non-audit services to be provided by the independent auditors.

2.	The Committee shall pre-approve all audit and non-audit services to be provided by the Company’s independent auditors. The Committee may consult with management in the decision making process, but may not delegate this authority to management. The Committee may, from time to time, delegate its authority to pre-approve non-audit services on a preliminary basis to one or more Committee members, provided that such designees present any such approvals to the full Committee at the next Committee meeting.

2

3.	The Committee shall review and approve the scope and staffing of the independent auditors’ annual audit plan(s).

4.	The Committee shall obtain and review, at least annually, a written report or reports from the Company’s independent auditors:

•	Describing the independent auditors internal quality-control procedures;

•	Describing any material issues raised by (i) the most recent internal quality-control review or peer review of the auditing firm, or (ii) any inquiry or investigation by governmental or professional authorities, within the preceding five years, regarding one or more independent audits carried out by the auditing firm; and (iii) any steps taken to deal with any such issues; and

•	Assuring that Section 10A(b) of the Securities Exchange Act of 1934 has not been implicated.

5.	The Committee shall receive from the independent auditors, at least annually, a written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditors. If the Committee determines that further inquiry is advisable, the Committee shall take any appropriate action in response to the independent auditors’ report to satisfy itself of the auditors’ independence.

6.	Based on the foregoing reports and the independent auditors’ work throughout the year, the Committee shall evaluate the independent auditor’s qualifications, performance and independence. This evaluation shall include the review and evaluation of the audit engagement partners and other personnel of the independent auditor and take into account the opinions of management. In addition to assuring the regular rotation of the audit engagement partners and other personnel, as required by applicable law, the Committee should consider from time-to-time whether the regular rotation of the independent auditors is warranted in order to ensure auditor independence.

7.	The Committee shall obtain and review timely reports from the independent auditors on:

•	All critical accounting policies and practices used;

•	All alternative treatments of financial information within GAAP that have been discussed with management of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors; and

•	Other material written communications between the independent auditors and the Company’s management, such as any management letter or schedule of unadjusted differences.

B. Financial Statements; Disclosure and Other Compliance Matters

1.	The Committee shall review with management, and the independent auditors, in separate meetings if the Committee deems it appropriate:

•	The annual audited financial statements, related footnotes, disclosures and all required management certifications, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-K;

•	The quarterly financial statements and related footnotes, disclosures and all required management certifications, including the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” prior to the filing of the Company’s Form 10-Q;

•	Any analyses or other written communications prepared by management, and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements;

3

•	The critical accounting policies and practices of the Company;

•	Off-balance sheet transactions and structures;

•	Any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; and

•	Regulatory and accounting initiatives or actions applicable to the Company (including any SEC investigations or proceedings).

2.	The Committee shall review with management and the independent auditors the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses, and any fraud involving management or other employees with a significant role in such controls and procedures.

3.	The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

4.	The Committee shall review and discuss with the independent auditors any audit problems or difficulties and management’s response thereto, including those matters required to be discussed with the Committee by the independent auditors pursuant to Statement on Auditing Standards No. 61:

•	Any restrictions on the scope of the independent auditors’ activities or access to requested information;

•	Any accounting adjustments that were noted or proposed by the auditors but were “passed” (as immaterial or otherwise);

•	Any communications between the audit team and the audit firm’s national office regarding auditing or accounting issues presented by the engagement;

•	Any management or internal control letter issued, or proposed to be issued, by the auditors; and

•	Any significant disagreement between the Company’s management and the independent auditors.

5.	The Committee shall establish procedures for:

•	The receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and

•	The confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

6.	The Committee shall review any significant complaints brought to the Committee’s attention regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

7.	The Committee shall prepare the Committee report that SEC rules require to be included in the Company’s annual proxy statement.

8.	The Committee shall review all related party transactions brought to the Committee’s attention for potential conflicts of interest and approve all such transactions.

C. Reporting to the Board

1.

The Committee shall report to the Board at its next ensuing meeting the matters discussed at the last meeting of the Committee. This report shall include a review of any issues that arose with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal

4

and regulatory requirements, the qualifications, independence and performance of the Company’s independent auditors, and any other matters that the Committee deems appropriate or is requested to be included by the Board.

2.	At least annually, the Committee shall evaluate its own performance and report to the Board on such evaluation.

3.	The Committee shall on an annual basis review and assess the adequacy of this Charter and recommend any proposed changes to the Board.

5

[Form of proxy card]

Ceradyne, Inc.

This Proxy is Solicited on Behalf of the Board of Directors

For Annual Meeting of Stockholders May 24, 2004

The undersigned hereby appoints Joel P. Moskowitz and Jerrold J. Pellizzon, and each of them, as Proxies, with full power of substitution, to vote the shares of Ceradyne, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Ceradyne, Inc. to be held at the Radisson Hotel, located at 4545 MacArthur Blvd., Newport Beach, California 92660, on Monday, May 24, 2004 at 10:00 a.m., local time, and at any adjournment thereof.

Please Detach and Mail in the Envelope Provided

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

					FOR ☐	AGAINST ☐	ABSTAIN ☐
1.	Election of Directors:		2.	Approve amendment to the Company’s Certificate of Incorporation.
		Nominees:
☐	For all Nominees	☐ Joel P. Moskowitz ☐ Richard A. Alliegro ☐ Eduard Bagdasarian ☐ Frank Edelstein ☐ Wilford D. Godbold, Jr. ☐ Milton L. Lohr
☐	Withhold Authority for all Nominees		3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
☐	For all Except (See instructions below)			This proxy confers discretionary authority to cumulate and distribute votes for any or all of the nominees named above for which the authority to vote has not been withheld.
INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ■				This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR the election of directors and FOR Proposal 2.

SIGNATURE	DATE	SIGNATURE	DATE

Note:	Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.